	STERLING HOUSE CORPORATION AFFILIATE AGREEMENT PRIVATE




Alternative Living Services, Inc.
450 Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky


	Affiliate Agreement

Ladies and Gentlemen:

	Reference is made to the Agreement and Plan of Merger, dated as of July 30, 1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alternative Living Services, Inc., a Delaware corporation ("Tango"), Tango Merger Corporation, a Kansas corporation and a wholly owned subsidiary of Tango ("Merger Sub"), and Sterling House Corporation, a Kansas corporation ("Twister").

	Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement. As a result of the Merger, the undersigned may receive shares of Tango Common Stock ("Parent Securities").

	The undersigned has been advised that as of the date hereof he may be deemed to be an "affiliate" of Twister, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

	The undersigned hereby represents and warrants to and agrees with Tango that:

	1.	The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform his obligations hereunder;


	2.	The undersigned has carefully read this letter and the Merger
Agreement and discussed the requirements of such documents and other applicable limitations upon his ability to sell, transfer or otherwise dispose of Parent Securities with his counsel or counsel for Twister;

	3.	The undersigned will not make any sale, transfer or other
disposition of Parent Securities in violation of the Securities Act or the Rules and Regulations;

	4.	The undersigned has been advised that the issuance of Parent
Securities to the undersigned pursuant to the Merger is being registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of Twister the undersigned may be deemed to be an affiliate of Twister and the distribution by the undersigned of the Parent Securities has not been registered under the Securities Act, the undersigned may not sell, transfer or otherwise dispose of Parent Securities issued to him in the Merger unless
(i) such sale, transfer or other disposition has been registered under the Securities Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule
145 or (iii) in the opinion of counsel reasonably acceptable to Tango (it being understood that the law firms of Rogers & Hardin LLP and Stroock & Stroock & Lavan LLP are deemed to be reasonably satisfactory to Tango), such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act;

	5.	The undersigned understands that, except as may be provided in the
Merger Agreement or Stockholder Voting Agreement, Tango is under no obligation to register the sale, transfer or other disposition of Parent Securities by the undersigned or on his behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

	6.	The undersigned also understands that stop transfer instructions will be given to Tango's transfer agents with respect to Parent Securities and that there will be placed on the certificates for Tango Common Stock issued to him, or any substitutions therefor, a legend stating in substance:

		"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT DATED ___________, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND ALTERNATIVE LIVING SERVICES, INC., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF ALTERNATIVE LIVING SERVICES, INC.";

	7.	The undersigned also understands that, unless the sale, transfer or other disposition by him of Parent Securities issued to him has been registered under the Securities Act or is a sale made in conformity with the provisions of
Rule 145, Tango reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

		"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH
RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR

RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION.

	8.	The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of, or investment in, any of the following:

		a.	any Parent Securities, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted
Securities"), or any option, right or other interest with respect to any
Restricted Securities;

		b.	any shares of Twister Common Stock or any options or warrants to purchase shares of Twister Common Stock; or

		c.	any other shares of Tango Common Stock or any other equity
securities of Tango.

	9.	Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

	Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.

	It is understood and agreed that the legends set forth in paragraphs 6 and 7 above shall be removed by delivery of substitute certificates with such legend if the undersigned shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Tango, to the effect that such legend is not required for purposes of the Securities Act.

	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

	Execution of this agreement should not be considered an admission on the part of the undersigned that he is an affiliate of Twister as described above, or as a waiver of any rights the undersigned may have to object to any claim that he is such an affiliate on or after the date of this agreement.

						Very truly yours,


						/s/  Timothy J. Buchanan
						TIMOTHY J. BUCHANAN


						Date:__July 30__, 1997


ACCEPTED AND AGREED
as of ___________ __, 1997:


ALTERNATIVE LIVING SERVICES, INC.



By: _________________________________
	Name:
	Title:

	STERLING HOUSE CORPORATION AFFILIATE AGREEMENT




Alternative Living Services, Inc.
450 Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky


	Affiliate Agreement

Ladies and Gentlemen:

	Reference is made to the Agreement and Plan of Merger, dated as of July 30,
1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alternative
Living Services, Inc., a Delaware corporation ("Tango"), Tango Merger
Corporation, a Kansas corporation and a wholly owned subsidiary of Tango
("Merger Sub"), and Sterling House Corporation, a Kansas corporation
("Twister").

	Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement. As a result of the Merger, the undersigned may receive shares of Tango Common Stock ("Parent Securities").

	The undersigned has been advised that as of the date hereof it may be deemed to be an "affiliate" of Twister, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

	The undersigned hereby represents and warrants to and agrees with Tango that:

	1.	The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform its obligations hereunder;




	2.	The undersigned has carefully read this letter and the Merger
Agreement and discussed the requirements of such documents and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Parent Securities with its counsel or counsel for Twister;

	3.	The undersigned will not make any sale, transfer or other
disposition of Parent Securities in violation of the Securities Act or the Rules and Regulations;

	4.	The undersigned has been advised that the issuance of Parent
Securities to the undersigned pursuant to the Merger is being registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of Twister the undersigned may be deemed to be an affiliate of Twister and the distribution by the undersigned of the Parent Securities has not been registered under the Securities Act, the undersigned may not sell, transfer or otherwise dispose of Parent Securities issued to it in the Merger unless (i) such sale, transfer or other disposition has been registered under the Securities Act,
(ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 or (iii) in the opinion of counsel reasonably acceptable to Tango (it being understood that the law firms of Rogers & Hardin LLP and Stroock & Stroock & Lavan LLP are deemed to be reasonably satisfactory to Tango), such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act;

	5.	The undersigned understands that, except as may be provided in the
Merger Agreement or Stockholder Voting Agreement, Tango is under no obligation to register the sale, transfer or other disposition of Parent Securities by the undersigned or on its behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

	6.	The undersigned also understands that stop transfer instructions will be given to Tango's transfer agents with respect to Parent Securities and that there will be placed on the certificates for Tango Common Stock issued to it or any substitutions therefor, a legend stating in substance:

		"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT DATED ___________, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND ALTERNATIVE LIVING SERVICES, INC., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF ALTERNATIVE LIVING SERVICES, INC.";

	7.	The undersigned also understands that, unless the sale, transfer or other disposition by him of Parent Securities issued to it has been registered under the Securities Act or is a sale made in conformity with the provisions of
Rule 145, Tango reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

		"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH
RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR
RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE
MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES
EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION.

	8.	The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of, or investment in, any of the following:

		a.	any Parent Securities, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted
Securities"), or any option, right or other interest with respect to any
Restricted Securities;

		b.	any shares of Twister Common Stock or any options or warrants to purchase shares of Twister Common Stock; or

		c.	any other shares of Tango Common Stock or any other equity
securities of Tango.

	9.	Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

	Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.

	It is understood and agreed that the legends set forth in paragraphs 6 and 7 above shall be removed by delivery of substitute certificates with such legend if the undersigned shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Tango, to the effect that such legend is not required for purposes of the Securities Act.


	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

	Execution of this agreement should not be considered an admission on the part of the undersigned that it is an affiliate of Twister as described above, or as a waiver of any rights the undersigned may have to object to any claim that it is such an affiliate on or after the date of this agreement.

						Very truly yours,


						MATTHEW BUCHANAN TRUST


						By:  /s/  Timothy J. Buchanan
							Name:  Timothy J. Buchanan
							Title: Trustee

						Date:__July 30__, 1997


ACCEPTED AND AGREED
as of ___________ __, 1997:


ALTERNATIVE LIVING SERVICES, INC.



By: __________________________________
	Name:
	Title:

	STERLING HOUSE CORPORATION AFFILIATE AGREEMENT




Alternative Living Services, Inc.
450 Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky


	Affiliate Agreement

Ladies and Gentlemen:

	Reference is made to the Agreement and Plan of Merger, dated as of July 30,
1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alternative
Living Services, Inc., a Delaware corporation ("Tango"), Tango Merger
Corporation, a Kansas corporation and a wholly owned subsidiary of Tango
("Merger Sub"), and Sterling House Corporation, a Kansas corporation
("Twister").

	Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement. As a result of the Merger, the undersigned may receive shares of Tango Common Stock ("Parent Securities").

	The undersigned has been advised that as of the date hereof it may be deemed to be an "affiliate" of Twister, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

	The undersigned hereby represents and warrants to and agrees with Tango that:

	1.	The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform its obligations hereunder;




	2.	The undersigned has carefully read this letter and the Merger
Agreement and discussed the requirements of such documents and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Parent Securities with its counsel or counsel for Twister;

	3.	The undersigned will not make any sale, transfer or other
disposition of Parent Securities in violation of the Securities Act or the Rules and Regulations;

	4.	The undersigned has been advised that the issuance of Parent
Securities to the undersigned pursuant to the Merger is being registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of Twister the undersigned may be deemed to be an affiliate of Twister and the distribution by the undersigned of the Parent Securities has not been registered under the Securities Act, the undersigned may not sell, transfer or otherwise dispose of Parent Securities issued to it in the Merger unless (i) such sale, transfer or other disposition has been registered under the Securities Act,
(ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 or (iii) in the opinion of counsel reasonably acceptable to Tango (it being understood that the law firms of Rogers & Hardin LLP and Stroock & Stroock & Lavan LLP are deemed to be reasonably satisfactory to Tango), such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act;

	5.	The undersigned understands that, except as may be provided in the
Merger Agreement or Stockholder Voting Agreement, Tango is under no obligation to register the sale, transfer or other disposition of Parent Securities by the undersigned or on its behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

	6.	The undersigned also understands that stop transfer instructions will be given to Tango's transfer agents with respect to Parent Securities and that there will be placed on the certificates for Tango Common Stock issued to it, or any substitutions therefor, a legend stating in substance:

		"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT DATED ___________, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND ALTERNATIVE LIVING SERVICES, INC., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF ALTERNATIVE LIVING SERVICES, INC.";

	7.	The undersigned also understands that, unless the sale, transfer or other disposition by it of Parent Securities issued to it has been registered under the Securities Act or is a sale made in conformity with the provisions of
Rule 145, Tango reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

		"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH
RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR
RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE
MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES
EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION.

	8.	The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of, or investment in, any of the following:

		a.	any Parent Securities, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted
Securities"), or any option, right or other interest with respect to any
Restricted Securities;

		b.	any shares of Twister Common Stock or any options or warrants to purchase shares of Twister Common Stock; or

		c.	any other shares of Tango Common Stock or any other equity
securities of Tango.

	9.	Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

	Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.

	It is understood and agreed that the legends set forth in paragraphs 6 and 7 above shall be removed by delivery of substitute certificates with such legend if the undersigned shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Tango, to the effect that such legend is not required for purposes of the Securities Act.


	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

	Execution of this agreement should not be considered an admission on the part of the undersigned that it is an affiliate of Twister as described above, or as a waiver of any rights the undersigned may have to object to any claim that it is such an affiliate on or after the date of this agreement.

						Very truly yours,


						EMILY BUCHANAN TRUST


						By:__/s/  Timothy J. Buchanan
						Name:  Timothy J. Buchanan
						Title: Trustee

						Date:__July 30__, 1997


ACCEPTED AND AGREED
as of ___________ __, 1997:


ALTERNATIVE LIVING SERVICES, INC.



By: _________________________________
	Name:
	Title:

	STERLING HOUSE CORPORATION AFFILIATE AGREEMENT





Alternative Living Services, Inc.
450 Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky


	Affiliate Agreement

Ladies and Gentlemen:

	Reference is made to the Agreement and Plan of Merger, dated as of July 30,
1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alternative
Living Services, Inc., a Delaware corporation ("Tango"), Tango Merger
Corporation, a Kansas corporation and a wholly owned subsidiary of Tango
("Merger Sub"), and Sterling House Corporation, a Kansas corporation
("Twister").

	Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement. As a result of the Merger, the undersigned may receive shares of Tango Common Stock ("Parent Securities").

	The undersigned has been advised that as of the date hereof it may be deemed to be an "affiliate" of Twister, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

	The undersigned hereby represents and warrants to and agrees with Tango that:

	1.	The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform its obligations hereunder;




	2.	The undersigned has carefully read this letter and the Merger
Agreement and discussed the requirements of such documents and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Parent Securities with its counsel or counsel for Twister;

	3.	The undersigned will not make any sale, transfer or other
disposition of Parent Securities in violation of the Securities Act or the Rules and Regulations;

	4.	The undersigned has been advised that the issuance of Parent
Securities to the undersigned pursuant to the Merger is being registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of Twister the undersigned may be deemed to be an affiliate of Twister and the distribution by the undersigned of the Parent Securities has not been registered under the Securities Act, the undersigned may not sell, transfer or otherwise dispose of Parent Securities issued to it in the Merger unless (i) such sale, transfer or other disposition has been registered under the Securities Act,
(ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 or (iii) in the opinion of counsel reasonably acceptable to Tango (it being understood that the law firms of Rogers & Hardin LLP and Stroock & Stroock & Lavan LLP are deemed to be reasonably satisfactory to Tango), such sale, transfer or other disposition is otherwise exempt from registration under the Securities
Act;

	5.	The undersigned understands that, except as may be provided in the
Merger Agreement or Stockholder Voting Agreement, Tango is under no obligation to register the sale, transfer or other disposition of Parent Securities by the undersigned or on its behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

	6.	The undersigned also understands that stop transfer instructions will be given to Tango's transfer agents with respect to Parent Securities and that there will be placed on the certificates for Tango Common Stock issued to it, or any substitutions therefor, a legend stating in substance:

		"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT DATED ___________, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND ALTERNATIVE LIVING SERVICES, INC., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF ALTERNATIVE LIVING SERVICES, INC.";

	7.	The undersigned also understands that, unless the sale, transfer or other disposition by it of Parent Securities issued to it has been registered under the Securities Act or is a sale made in conformity with the provisions of
Rule 145, Tango reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

		"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH
RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR
RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE
MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES
EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION.

	8.	The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of, or investment in, any of the following:

		a.	any Parent Securities, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted
Securities"), or any option, right or other interest with respect to any
Restricted Securities;

		b.	any shares of Twister Common Stock or any options or warrants to purchase shares of Twister Common Stock; or

		c.	any other shares of Tango Common Stock or any other equity
securities of Tango.

	9.	Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

	Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.

	It is understood and agreed that the legends set forth in paragraphs 6 and 7 above shall be removed by delivery of substitute certificates with such legend if the undersigned shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Tango, to the effect that such legend is not required for purposes of the Securities Act.


	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

	Execution of this agreement should not be considered an admission on the part of the undersigned that it is an affiliate of Twister as described above, or as a waiver of any rights the undersigned may have to object to any claim that it is such an affiliate on or after the date of this agreement.

						Very truly yours,



						BUCHANAN FAMILY FOUNDATION


						By: /s/  Timothy J. Buchanan
							Name:  Timothy J. Buchanan
							Title: Trustee

						Date:__July 30__, 1997


ACCEPTED AND AGREED
as of ___________ __, 1997:


ALTERNATIVE LIVING SERVICES, INC.



By:________________________________
	Name:
	Title:

	STERLING HOUSE CORPORATION AFFILIATE AGREEMENT




Alternative Living Services, Inc.
450 Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky


	Affiliate Agreement

Ladies and Gentlemen:

	Reference is made to the Agreement and Plan of Merger, dated as of July 30,
1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alternative
Living Services, Inc., a Delaware corporation ("Tango"), Tango Merger
Corporation, a Kansas corporation and a wholly owned subsidiary of Tango
("Merger Sub"), and Sterling House Corporation, a Kansas corporation
("Twister").

	Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement. As a result of the Merger, the undersigned may receive shares of Tango Common Stock ("Parent Securities").

	The undersigned has been advised that as of the date hereof she may be deemed to be an "affiliate" of Twister, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

	The undersigned hereby represents and warrants to and agrees with Tango that:

	1.	The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform her obligations hereunder;




	2.	The undersigned has carefully read this letter and the Merger
Agreement and discussed the requirements of such documents and other applicable limitations upon her ability to sell, transfer or otherwise dispose of Parent Securities with her counsel or counsel for Twister;

	3.	The undersigned will not make any sale, transfer or other
disposition of Parent Securities in violation of the Securities Act or the Rules and Regulations;

	4.	The undersigned has been advised that the issuance of Parent
Securities to the undersigned pursuant to the Merger is being registered with the Commission under the Securities Act on a Registration Statement on Form S-4.
However, the undersigned has also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of Twister the undersigned may be deemed to be an affiliate of Twister and the distribution by the undersigned of the Parent Securities has not been registered under the Securities Act, the undersigned may not sell, transfer or otherwise dispose of Parent Securities issued to her in the Merger unless (i) such sale, transfer or other disposition has been registered under the Securities Act,
(ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 or (iii) in the opinion of counsel reasonably acceptable to Tango (it being understood that the law firms of Rogers & Hardin LLP and Stroock & Stroock & Lavan LLP are deemed to be reasonably satisfactory to Tango), such sale, transfer or other disposition is otherwise exempt from registration under the Securities
Act;

	5.	The undersigned understands that, except as may be provided in the
Merger Agreement or Stockholder Voting Agreement, Tango is under no obligation to register the sale, transfer or other disposition of Parent Securities by the undersigned or on her behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

	6.	The undersigned also understands that stop transfer instructions will be given to Tango's transfer agents with respect to Parent Securities and that there will be placed on the certificates for Tango Common Stock issued to her, or any substitutions therefor, a legend stating in substance:

		"THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT DATED ___________, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND ALTERNATIVE LIVING SERVICES, INC., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF ALTERNATIVE LIVING SERVICES, INC.";

	7.	The undersigned also understands that, unless the sale, transfer or other disposition by her of Parent Securities issued to her has been registered under the Securities Act or is a sale made in conformity with the provisions of
Rule 145, Tango reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

		"THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH
RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR
RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE
MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES
EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION.

	8.	The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of, or investment in, any of the following:

		a.	any Parent Securities, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted
Securities"), or any option, right or other interest with respect to any
Restricted Securities;

		b.	any shares of Twister Common Stock or any options or warrants to purchase shares of Twister Common Stock; or

		c.	any other shares of Tango Common Stock or any other equity
securities of Tango.

	9.	Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

	Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.

	It is understood and agreed that the legends set forth in paragraphs 6 and 7 above shall be removed by delivery of substitute certificates with such legend if the undersigned shall have delivered to Tango a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to Tango, to the effect that such legend is not required for purposes of the Securities Act.


	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

	Execution of this agreement should not be considered an admission on the part of the undersigned that she is an affiliate of Twister as described above, or as a waiver of any rights the undersigned may have to object to any claim that she is such an affiliate on or after the date of this agreement.

						Very truly yours,


						/s/  Meredith Gail Buchanan
						MEREDITH GAIL BUCHANAN


						Date:__July30, ___________, 1997


ACCEPTED AND AGREED
as of ___________ __, 1997:


ALTERNATIVE LIVING SERVICES, INC.



By:
	Name:
	Title: